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                                  EXHIBIT 9(f)


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                                                       Dated: September 15, 1998

                               FORM OF SCHEDULE A
                       TO THE SUB-ADMINISTRATION AGREEMENT
                                     BETWEEN
                              ASO SERVICES COMPANY
                                       AND
                               BISYS FUND SERVICES

NAME OF FUND
------------

AmSouth Prime Obligations Fund
AmSouth U.S. Treasury Fund
AmSouth Tax Exempt Fund
AmSouth Equity Fund
AmSouth Regional Equity Fund
AmSouth Balanced Fund
AmSouth Bond Fund
AmSouth Municipal Bond Fund
AmSouth Limited Maturity Fund
AmSouth Government Income Fund
AmSouth Florida Tax-Free Fund
AmSouth Capital Growth Fund
AmSouth Small Cap Fund
AmSouth Equity Income Fund
AmSouth Enhanced Market Fund
AmSouth Select Equity Fund
AmSouth Institutional Prime Obligations Fund
AmSouth Institutional U.S. Treasury Fund

                                ASO SERVICES COMPANY

                                By:  ___________________________

                                Title:  ________________________


                                BISYS FUND SERVICES LIMITED
                                   PARTNERSHIP

                                By:  BISYS Fund Services, Inc., General Partner

                                By:  ___________________________

                                Title:  ________________________


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                                                       Dated: September 15, 1998

                               FORM OF SCHEDULE B
                       TO THE SUB-ADMINISTRATION AGREEMENT
                                     BETWEEN
                              ASO SERVICES COMPANY
                                       AND
                               BISYS FUND SERVICES

Name of Fund                                      Compensation*
------------                                      -------------

AmSouth Prime Obligations Fund                    Such percentage of ASO's
AmSouth U.S. Treasury Fund                        compensation received pursuant
AmSouth Tax Exempt Fund                           to the Management and
AmSouth Equity Fund                               Administration Agreement with
AmSouth Regional Equity Fund                      the Trust as shall be agreed
AmSouth Balanced Fund                             upon from time to time between
AmSouth Bond Fund                                 the parties.
AmSouth Municipal Bond Fund
AmSouth Limited Maturity Fund
AmSouth Government Income Fund
AmSouth Florida Tax-Free Fund
AmSouth Capital Growth Fund
AmSouth Small Cap Fund
AmSouth Equity Income Fund
AmSouth Enhanced Market Fund
AmSouth Select Equity Fund
AmSouth Institutional Prime Obligations Fund
AmSouth Institutional U.S. Treasury Fund


                                ASO SERVICES COMPANY

                                By:  ___________________________

                                Title:  ________________________


                                BISYS FUND SERVICES LIMITED
                                   PARTNERSHIP

                                By:  BISYS Fund Services, Inc., General Partner

                                By:  ___________________________

                                Title:  ________________________

------------------
     *All fees are computed daily and paid periodically



                                       B-1